UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2015
Date of Report (Date of earliest event reported)
_____________________________

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
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California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed below in Item 7.01 by PICO Holdings, Inc. (the “Company”) related to the modifications of its executive compensation structure is incorporated herein by reference. Additional information regarding these modifications will be provided in the Company’s filings with the Securities and Exchange Commission, as applicable, once definitive documentation has been completed.

Item 7.01	Regulation FD Disclosure.

On November 17, 2015, the Company disclosed the following information in connection with its Investor Day, held in Reno, Nevada:

•	the Company made a corporate presentation to various investors, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference;

•
the Company announced that its Board of Directors had approved the repurchase of up to an aggregate of $50 million of its common stock, which would be made from time to time on the open market at prevailing market prices or in negotiated transactions off the market, as capital becomes available;

•
the Company announced a revision to its business plan, based on present market and industry conditions, pursuant to which as monetizations of its various assets occur, the Company would seek to return proceeds from such transactions to its shareholders through the stock repurchase program approved by the Board of Directors or through other means such as special dividends; and

•
the Company announced that its Board of Directors had approved modifications to its executive compensation structure designed to better align compensation with an objective of returning capital to shareholders as assets are monetized.

The information in this Item 7.01 and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Corporate Presentation of PICO Holdings, Inc., dated November 17, 2015.
99.2	Press Release of PICO Holdings, Inc., dated November 17, 2015 (PICO Holdings, Inc. Announces a Revision to its Business Plan and Board Authorization for a Stock Repurchase).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2015

PICO HOLDINGS, INC.

By:	/s/ Maxim C.W. Webb
Name:	Maxim C. W. Webb
Title:	Executive Vice President, Chief Financial Officer, Treasurer, and Secretary